UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011 (June 27, 2011)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 27, 2011, a representative of BankUnited, Inc. (“BKU”) delivered a presentation to analysts and investors. A copy of this presentation is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	BankUnited, Inc. Presentation.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BKU with respect to, among other things, future events and financial performance. BKU generally identifies forward-looking statements by terminology such as “outlook”, “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this Current Report on Form 8-K are based on the current plans, estimates and expectations of BKU. This Current Report on Form 8-K may also contain forward-looking statements in connection with BKU’s proposed acquisition of Herald National Bank (“Herald”). The inclusion of any forward-looking information regarding BKU or Herald should not be regarded as a representation that future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BKU’s and Herald’s respective operations, financial results, financial condition, business prospects, ability to complete the merger, growth, strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. BKU does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the 2010 Annual Reports on Form 10-K of BKU and Herald, and in the Quarterly Reports on Form 10-Q of BKU and Herald, filed by BKU with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (www.sec.gov) and filed by Herald with the Office of the Comptroller of the Currency (the “OCC”) and available at Herald’s website (www.heraldnb.com).

ADDITIONAL INFORMATION

In connection with the proposed merger, BKU will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Herald and a Prospectus of BKU, as well as other relevant documents concerning the proposed transaction.  INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY BKU WITH THE SEC AND HERALD WITH THE OCC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BKU and Herald at the SEC’s website (http://www.sec.gov), and with respect to Herald, its website (www.heraldnb.com).  You will also be able to obtain these documents, free of charge, at http://www.bankunited.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings.”  Copies of the Proxy Statement/Prospectus and the SEC and OCC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Douglas J. Pauls, 14817 Oak Lane, Miami Lakes, FL 33016, (305) 461-6841.

BKU and Herald and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Herald in connection with the proposed merger.  Information about the directors and executive officers of BKU is set forth in the Annual Report on Form 10-K of BKU for the year ended December 31, 2010, as filed with the SEC on March 31, 2011.  Information about the directors and executive officers of Herald is set forth in the proxy statement for Herald’s 2011 annual meeting of shareholders, as filed with the OCC and posted on Herald’s website and dated April 22, 2011.  Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2011	BANKUNITED, INC.

/s/ Douglas J. Pauls
Name: Douglas J. Pauls
Title: CFO